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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

      Date of report (Date of earliest event reported): April 26, 2006

                          WESTFIELD FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

       Massachusetts              001-16767                 73-1627673
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)          File Number)            Identification No.)

               141 Elm Street, Westfield, Massachusetts 01085
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (413) 568-1911

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition

      On April 26, 2006, Westfield Financial, Inc. (the "Company") announced its earnings for the first quarter of the 2006 fiscal year. A copy of the press release is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(c)   The following exhibit is furnished with this report:

      Exhibit No.     Description
      -----------     -----------

      99.1            Press release dated April 26, 2006


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTFIELD FINANCIAL, INC.




                                       By:     /s/ Michael J. Janosco, Jr.
                                               ----------------------------
                                       Name:   Michael J. Janosco, Jr.
                                       Title:  Chief Financial Officer and
                                                Treasurer

Date: April 26, 2006


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                                EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

   99.1         Press release dated April 26, 2006


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